UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 2, 2025
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road , Spring , TX	77389
(Address of principal executive offices)	(Zip code)

(678) 259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
7.625% Series C Mandatory Convertible Preferred Stock, par value $0.01 per share	HPEPrC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On July 2, 2025, Hewlett Packard Enterprise Company (“HPE” or the “Company”), completed its acquisition of Juniper Networks, Inc. (“Juniper”), pursuant to the Agreement and Plan of Merger, dated as of January 9, 2024 (as it may be amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”) by and among the Company, Juniper and Jasmine Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HPE.

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(a) and (b) of the Current Report on Form 8-K that HPE filed with the Securities and Exchange Commission (“SEC”) on July 2, 2025 regarding the completion of its acquisition of Juniper, to include the historical financial statements of Juniper required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

HPE is filing: (i) as Exhibit 99.1 to this Current Report on Form 8-K/A, the audited consolidated financial statements of Juniper as of December 31, 2024 and 2023, and for each of the three fiscal years in the period ended December 31, 2024, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, (ii) as Exhibit 99.2, the interim unaudited condensed consolidated financial statements of Juniper as of June 30, 2025 and for the three and six months ended June 30, 2025 and June 30, 2024, together with the notes related thereto; and (iii) as Exhibit 23.1, the consent of Ernst & Young, LLP, independent registered public accounting firm of Juniper.

(b) Pro Forma Financial Information

HPE is filing as Exhibit 99.3 to this Current Report on Form 8-K/A, the unaudited pro forma condensed combined statements of operations for the fiscal year ended October 31, 2024 and nine months ended July 31, 2025, after giving effect to the acquisition of Juniper and adjustments described in such pro forma financial information.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K/A:

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young, LLP, independent registered public accounting firm (with respect to Juniper).

99.1
Audited consolidated financial statements of Juniper as of December 31, 2024 and 2023, and for each of the three fiscal years in the period ended December 31, 2024, and the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages 63 through 112 of Juniper’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (SEC File No. 001-34501), filed with the SEC on February 21, 2025).

99.2	Interim unaudited condensed consolidated financial statements of Juniper as of June 30, 2025 and for the three and six months ended June 30, 2025 and June 30, 2024, and the notes related thereto.

99.3	Unaudited pro forma condensed combined statements of operations of HPE for the fiscal year ended October 31, 2024 and nine months ended July 31, 2025.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: September 5, 2025	By:	/s/ David Antczak
	Name:	David Antczak
	Title:	Senior Vice President, General Counsel and Corporate Secretary